                                                                    EXHIBIT 1.1



                                STATE OF FLORIDA

                                    [SEAL]

                              DEPARTMENT OF STATE


I certify the attached is a true and correct copy of the Aricles of Incorporation of FACT OF WEST FLORIDA, INC., a Florida corporation, filed on August 15, 1996, as shown by the records of this office.

I further certify the document was electronically received under FAX audit number H96000011342. This certificate is issued in accordance with section 15.16, Florida Statutes, and authenticated by the code noted below.

The document number of this corporation is P96000067824.

                        Given under my hand and the
                        Great Seal of the State of Florida,
                        at Tallahassee, the Capital, this the
                        Fifteenth day of August, 1996

Authentication Code: 696A00038866-081596-P96000067824-1/1




                                        /s/ Sandra B. Mortham
                                        ---------------------
                                        Sandra B. Mortham
                                        Secretary of State


[SEAL]

                                    [SEAL]

                         FLORIDA DEPARTMENT OF STATE
                              Sandra B. Mortham
                              Secretary of State

August 15, 1996


FACT OF WEST FLORIDA, INC.
TWO PRESTIGE PLACE, SUITE 185
2650 MCCORMICK DRIVE
CLEARWATER, FL  34619


The Articles of Incorporation for FACT OF WEST FLORIDA, INC. were filed on August 15, 1996, and assigned document number P96000067824. Please refer to this number whenever corresponding with this office.

Enclosed is the certification requested. To be official, the certification for a certified copy must be attached to the original document that was electronically submitted and filed under FAX audit number H96000011342.

A corporation annual report will be due this office between January 1 and May 1 of the year following the calendar year of the file date year. A Federal Employer Identification (FEI) number will be required before this report can be filed. Please apply NOW with the Internal Revenue Service by calling 1-800-829-3676 and requesting form SS-4.

Please be aware if the corporate address changes, it is the responsibility of the corporation to notify this office.

Should you have any questions regarding corporations, please contact this office at the address given below.

Dana Calloway
Document Specialist
New Filings Section
Division of Corporations                        Letter Number: 696A00038866



     Division of Corporations - P.O. BOX 6327 - Tallahassee, Florida  32314

                           ARTICLES OF INCORPORATION

                                       OF

                           FACT OF WEST FLORIDA, INC.


                          ARTICLE I - NAME AND ADDRESS

     The name of this corporation is FACT OF WEST FLORIDA, INC. The mailing address of the corporation is: Two Prestige Place, 2650 McCormick Drive, Suite 185, Clearwater, Florida 34619. The address of the corporation's principal office is: Two Prestige Place, 2650 McCormick Drive, Suite 185, Clearwater, Florida 34619.

                             ARTICLE II - DURATION

     This corporation shall have perpetual existence.

                          ARTICLE III - CAPITAL STOCK

     This corporation is authorized to issue 100 shares of common stock, which shall be designated as "Common Shares." The par value shall be One Cent ($0.01).

                ARTICLE IV - INITIAL REGISTERED OFFICE AND AGENT

     The street address of the initial registered office of this corporation is: Two Prestige Place, 2650 McCormick Drive, Suite 185, Clearwater, Florida 34619, and the name of the initial registered agent of this corporation at that address is DAVID A. JOHNSTON.

                            ARTICLE V - INCORPORATOR

     The name and address of the person signing these Articles is:



      Name                          Address
      ----                          -------
      DAVID A. JOHNSTON             Two Prestige Place
                                    2650 McCormick Drive
                                    Suite 185
                                    Clearwater, Florida  34619

                          ARTICLE VI - INDEMNIFICATION

     The corporation shall indemnify any officer or director, or any former officer or director to the full extent permitted by law.

                            ARTICLE VII - AMENDMENT

     This corporation reserves the right to amend or repeal any provisions contained in these Articles of Incorporation, or any amendment thereto, and any right conferred upon the shareholders is subject to this reservation.

     IN WITNESS WHEREOF, the undersigned incorporator has executed these Articles of Incorporation this _____ day of August, 1996.

                                            /s/ David A. Johnston
                                            ------------------------------
                                            DAVID A. JOHNSTON

                    CERTIFICATE DESIGNATING REGISTERED AGENT
                   AND STREET ADDRESS FOR SERVICE OF PROCESS
                                 WITHIN FLORIDA



     Pursuant to Fla. Stat. Section 48.091, FACT OF WEST FLORIDA, INC., desiring to organize under the laws of the State of Florida, hereby designates DAVID A. JOHNSTON, located at: Two Prestige Place, 2650 McCormick Drive, Suite 185, Clearwater, Florida 34619, as its registered agent to accept service of process within the State of Florida.


                           ACCEPTANCE OF DESIGNATION


     The undersigned hereby accepts the above designation as registered agent to accept service of process for the above-named corporation, at the place designated above, and agrees to comply with the provisions of Fla. Stat. Section 48.091(2) relative to maintaining an office for the service of process.

                                         /s/ David A. Johnston
                                         -------------------------------
                                         DAVID A. JOHNSTON

                          ARTICLES OF INCORPORATION

                                     OF

                         FACT OF WEST FLORIDA, INC.


                        ARTICLE I - NAME AND ADDRESS

        The name of this corporation is FACT OF WEST FLORIDA, INC. The mailing address of the corporation is: Two Prestige Place, 2650 McCormick Drive, Suite 185, Clearwater, Florida 34619. The address of the corporation's principal office is: Two Prestige Place, 2650 McCormick Drive, Suite 185, Clearwater, Florida 34619.

                            ARTICLE II - DURATION

        This corporation shall have perpetual existence.

                         ARTICLE III - CAPITAL STOCK

        This corporation is authorized to issue 100 shares of common stock, which shall be designated as "Common Shares." The par value shall be One Cent ($0.01).

              ARTICLE IV - INITIAL REGISTERED OFFICE AND AGENT

        The street address of the initial registered office of this corporation is: Two Prestige Place, 2650 McCormick Drive, Suite 185, Clearwater, Florida 34619, and the name of the initial registered agent of this corporation at that address is DAVID A. JOHNSTON.

                          ARTICLE V - INCORPORATOR

        The name and address of the person signing these Articles is:

                Name                            Address
                ----                            -------
                DAVID A. JOHNSTON               Two Prestige Place
                                                2650 McCormick Drive
                                                Suite 185
                                                Clearwater, Florida 34619

                        ARTICLE VI - INDEMNIFICATION

        The corporation shall indemnify any officer or director, or any former officer or director to the full extent permitted by law.

                           ARTICLE VII - AMENDMENT

        This corporation reserves the right to amend or repeal any provisions contained in these Articles of Incorporation, or any amendment thereto, and any right conferred upon the shareholders is subject to this reservation.

        IN WITNESS WHEREOF, the undersigned incorporator has executed these Articles of Incorporation this 14th day of August, 1996.

                                        /s/ David A. Johnston
                                        ---------------------
                                        DAVID A. JOHNSTON

                  CERTIFICATE DESIGNATING REGISTERED AGENT
                  AND STREET ADDRESS FOR SERVICE OF PROCESS
                               WITHIN FLORIDA



        Pursuant to Fla. Stat. Section 48.091, FACT OF WEST FLORIDA, INC., desiring to organize under the laws of the State of Florida, hereby designates DAVID A. JOHNSTON, located at: Two Prestige Place, 2650 McCormick Drive, Suite 185, Clearwater, Florida 34619, as its registered agent to accept service of process within the State of Florida.


                          ACCEPTANCE OF DESIGNATION


        The undersigned hereby accepts the above designation as registered agent to accept service of process for the above-named corporation, at the place designated above, and agrees to comply with the provisions of Fla. Stat.
Section 48.091(2) relative to maintaining an office for the service of process.


                                        /s/ David A. Johnston
                                        ---------------------
                                        DAVID A. JOHNSTON